TAURUS
                                     MUNICALIFORNIA
                                     HOLDINGS, INC.



                            STRATEGIC
                                     Performance


                                     Annual Report
                                     October 31, 1997

                      Taurus MuniCalifornia Holdings, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Stock of Taurus MuniCalifornia Holdings, Inc. earned $0.697 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.86%, based on a month-end net asset value of $11.90 per share. Over the same period, the total investment return on the Fund's Common Stock was +9.14%, based on a change in per share net asset value from $11.59 to $11.90, and assuming reinvestment of $0.689 per share income dividends.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +7.54%, based on a change in per share net asset value from $11.40 to $11.90, and assuming reinvestment of $0.344 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.00%.

The Municipal Market Environment

Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

Taurus MuniCalifornia Holdings, Inc.                            October 31, 1997

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy

During the 12-month period ended October 31, 1997, we managed the Fund to seek to sustain a generous level of tax-exempt income while providing an attractive total return. We began the 12-month period with an optimistic outlook that interest rates could decline as a result of the attractive value of a 6.75% yield on US Treasury bonds and the correspondingly high yields on municipal bonds. This optimism on interest rates proved well founded as interest rates declined about 60 basis points throughout the fiscal year ended October 31, 1997.

While the overall trend in interest rates was down for the year, market volatility created a fairly well-defined trading range in which we shifted our investment strategy in response to rapidly changing market conditions. From October 1996 to December 1996, interest rates declined about 35 basis points. During that time, we scaled back the Fund's aggressive posture to a more defensive position in response to our concerns that interest rates had declined too rapidly for prevailing economic conditions.

This strategy proved correct as interest rates increased nearly 80 basis points from December 1996 to April 1997 on investor beliefs that the US economy was expanding at an excessive pace which could result in inflation and ultimately lead to FRB interest rate tightenings. At that time, we once again held a more aggressive posture for the Fund with interest rates at 7.15% for long-term US Treasury bonds. In addition, we made this change in response to the excessive backup in municipal yields and our belief that the FRB would not tighten interest rates since inflation did not appear to be threatening. This restructuring benefited the Fund as interest rates ultimately declined nearly 100 basis points during the second half of the year. We believe this interest rate decline was caused by various circumstances, such as low inflation and the volatility created by the Asian stock market and currency crisis. As a result of this strategy, the Fund had a total return and yield above the industry average of similar California municipal bond funds. Going forward, it is our opinion that interest rates do not appear to be in danger of rising substantially, and they may trade in a narrow range. Therefore, we expect to concentrate on enhancing tax-exempt income for the shareholders while trying to limit volatility.

Taurus MuniCalifornia Holdings, Inc.                            October 31, 1997

In Conclusion

We appreciate your ongoing interest in Taurus MultiCalifornia Holdings, Inc., and we look forward to assisting you with your financial needs in the months and years to come.


Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

December 4, 1997


PROXY RESULTS

Taurus MuniCalifornia Holdings, Inc. Common Stock shareholders voted on and approved the following proposals at a shareholders' meeting on November 20, 1997. The description of each proposal and number of shares voted are as follows:

                                                                        Shares Voted   Shares Voted  Shares Voted
                                                                             For          Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield
California Fund, Inc.                                                     2,736,609       91,802        182,126
-----------------------------------------------------------------------------------------------------------------------

Taurus MuniCalifornia Holdings, Inc. Preferred Stock shareholders voted on and approved the following proposals at a shareholders' meeting on November 20, 1997. The description of each proposal and number of shares voted are as follows:

                                                                        Shares Voted   Shares Voted  Shares Voted
                                                                             For          Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield
California Fund, Inc.                                                        795             0             5
-----------------------------------------------------------------------------------------------------------------------

Shareholders of MuniYield California Fund, Inc. also approved the proposed merger on November 20, 1997. MuniYield California Fund, Inc. will be the fund surviving the merger, which is presently scheduled to take place February 6, 1998.

Taurus MuniCalifornia Holdings, Inc.                            October 31, 1997

THE BENEFITS AND RISKS OF LEVERAGING

Taurus MuniCalifornia Holdings, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Taurus MuniCalifornia Holdings, Inc. portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
HFA     Housing Finance Agency
IDR     Industrial Development Revenue Bonds
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

Taurus MuniCalifornia Holdings, Inc.                            October 31, 1997


SCHEDULE OF INVESTMENTS                                                                                         (in Thousands)

S&P      Moody's   Face                                                                                                  Value
Ratings  Ratings  Amount                                       Issue                                                   (Note 1a)
---------------------------------------------------------------------------------------------------------------------------------
California -- 96.3%
---------------------------------------------------------------------------------------------------------------------------------
                           California HFA, Home Mortgage Revenue Bonds:
AA-      Aa        $ 475     AMT, Series C, 7.60% due 8/01/2030                                                         $  501
AA-      Aa          790     AMT, Series D, 7.75% due 8/01/2010                                                            839
AAA      Aaa       1,000     AMT, Series E, 6.10% due 8/01/2029 (a)                                                      1,039
AA-      Aa        1,975     AMT, Series F-1, 7% due 8/01/2026                                                           2,129
AA-      Aa        1,355     Series D, 7.25% due 8/01/2017                                                               1,428
---------------------------------------------------------------------------------------------------------------------------------
AA-      AA        1,000   California HFA, Revenue Bonds, RIB, AMT, 8.945% due 8/01/2023 (h)                             1,116
---------------------------------------------------------------------------------------------------------------------------------
                           California Health Facilities Financing Authority Revenue Bonds, Series A:
AA       Aa3       3,500     (Kaiser Permanente), 6.50% due 12/01/2020                                                   3,759
BB       Aaa       1,500     Refunding (Good Samaritan Health System), 7.50% due 5/01/2000 (i)                           1,651
AAA      Aaa       2,180     (San Francisco Children's Hospital), 7.50% due 10/01/2000 (d)(i)                            2,426
---------------------------------------------------------------------------------------------------------------------------------
                           California Pollution Control Financing Authority,
                           PCR, Refunding (Pacific Gas and Electric Co.),
                           VRDN (g):
A1       NR*         900     AMT, Series G, 3.65% due 2/01/2016                                                            900
A1+      NR*         400     Series F, 3.55% due 11/01/2026                                                                400
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,500   California Pollution Control Financing Authority, PCR, Refunding (San Diego Gas and
                           Electric Co.), Series A, 5.90% due 6/01/2014 (d)                                              1,640
---------------------------------------------------------------------------------------------------------------------------------
                           California Pollution Control Financing Authority, PCR (Southern California Edison Co.),
                           Series B:
A+       A2        1,285     AMT, 6.40% due 12/01/2024                                                                   1,373
A1       VMIG1+    1,200     VRDN, 3.40% due 2/28/2008 (g)                                                               1,200
---------------------------------------------------------------------------------------------------------------------------------
NR*      P1        1,400   California Pollution Control Financing Authority, Resource Recovery Revenue Refunding Bonds
                           (Ultra Power Rocklin Project), VRDN, AMT, Series A, 3.65% due 6/01/2017 (g)                   1,400
---------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       1,215   California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                           (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due 12/01/2024 (e)(j)            1,319
---------------------------------------------------------------------------------------------------------------------------------
A        Aaa       1,000   California State Public Works Board, Lease Revenue Bonds (Department of Corrections--
                           Monterey County--Soledad II), Series A, 6.875% due 11/01/2004 (i)                             1,169
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   Cerritos, California, Public Financing Authority, Revenue Refunding Bonds (Los Coyotes
                           Redevelopment Project Loan), Series A, 6.50% due 11/01/2023 (a)                               3,550
---------------------------------------------------------------------------------------------------------------------------------
BBB      NR*       2,000   Contra Costa County, California, Public Financing Authority, Tax Allocation Revenue
                           Refunding Bonds, Series A, 7.10% due 8/01/2022                                                2,185
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,700   Cucamonga County, California, Water District Facilities Refinancing Bonds, COP, 6.50%
                           due 9/01/2022 (b)                                                                             2,933
---------------------------------------------------------------------------------------------------------------------------------
NR*      NR*         810   Cypress, California, S/F Residential Mortgage Revenue Refunding Bonds, Series B, 7.25%
                           due 1/01/2012 (c)                                                                               985
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         895   Delano, California, Unified School District, COP, Series A, 5.90% due 1/01/2022 (a)             932
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,010   Fresno, California, Sewer Revenue Bonds, Series A-1, 6.25% due 9/01/2014 (a)                  2,279
---------------------------------------------------------------------------------------------------------------------------------
A+       Aa3       3,700   Los Angeles, California, Department of Water and Power, Electric Plant Revenue Refunding
                           Bonds, RIB, 6.375% due 2/01/2020 (h)                                                          3,973
---------------------------------------------------------------------------------------------------------------------------------
AA       Aa3       2,000   Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B, 6.625%
                           due 8/01/2019                                                                                 2,172
---------------------------------------------------------------------------------------------------------------------------------
AAA      NR*         230   Los Angeles, California, S/F Home Mortgage Revenue Bonds, AMT, Issue A, 7.55%
                           due 12/01/2023 (e)                                                                              242
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Los Angeles, California, Unified School District, UT, Series A, 6% due 7/01/2007 (b)          1,112
---------------------------------------------------------------------------------------------------------------------------------

Taurus MuniCalifornia Holdings, Inc.                            October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                                                                              (in Thousands)

S&P      Moody's   Face                                                                                                 Value
Ratings  Ratings  Amount                                       Issue                                                  (Note 1a)
---------------------------------------------------------------------------------------------------------------------------------
California (concluded)
---------------------------------------------------------------------------------------------------------------------------------
                           Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax
                           Revenue Bonds:
AAA      Aaa      $1,390     Proposition A, 1st Tier, Senior Series A, 6% due 7/01/2023 (d)                            $ 1,473
AAA      Aaa       1,030     Proposition C, 2nd Series A, 5.90% due 7/01/2008 (a)                                        1,138
---------------------------------------------------------------------------------------------------------------------------------
A+       A1        2,000   Pasadena, California, COP, Refunding (Old Pasadena Package Facility Project), 6.25%
                           due 1/01/2018                                                                                 2,233
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due 11/01/2016 (d)         1,090
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Riverside County, California, Lease Refunding Bonds, COP, 5.125% due 11/01/2021 (d)           1,945
---------------------------------------------------------------------------------------------------------------------------------
BBB-     Baa2      1,250   Riverside County, California, Public Financing Authority, Tax Allocation Revenue Bonds
                           (Redevelopment Projects), Series A, 5.625% due 10/01/2033                                     1,250
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,720   San Diego, California, IDR, RITR, 8.185% due 9/01/2018 (h)                                    1,952
---------------------------------------------------------------------------------------------------------------------------------
BBB+     Baa1      1,300   San Diego, California, Redevelopment Agency Refunding Bonds (Horton Project), Series B,
                           6.625% due 11/01/2017                                                                         1,426
---------------------------------------------------------------------------------------------------------------------------------
                           San Francisco, California, City and County Airport Commission, International Airport
                           Revenue Bonds, Second Series:
AAA      Aaa       1,500     AMT, Issue 5, 6.50% due 5/01/2019 (b)                                                       1,637
AAA      Aaa       1,000     Refunding, Issue 1, 6.50% due 5/01/2013 (a)                                                 1,097
AAA      Aaa       2,000     Refunding, Issue 2, 6.75% due 5/01/2013 (d)                                                 2,238
---------------------------------------------------------------------------------------------------------------------------------
AAA      NR*         110   San Francisco, California, City and County, S/F Mortgage Revenue Bonds (Mortgage-Backed
                           Securities Program), AMT, 7.45% due 1/01/2024 (f)                                               116
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,500   San Mateo County, California, Joint Powers Financing Authority, Lease Revenue
                           Refunding Bonds (Capital Projects Program), 5% due 7/01/2021 (d)                              3,391
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC Facility
                           Replacement Project), Series A, 6.875% due 11/15/2004 (a)(i)                                  2,340
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,850   Santa Cruz County, California, COP, Refunding (Capital Facilities Project), 5.60%
                           due 9/01/2023 (d)                                                                             4,045
---------------------------------------------------------------------------------------------------------------------------------
                           Southern California Home Financing Authority, S/F Mortgage Revenue Bonds, AMT:
AAA      NR*       2,325     (Mortgage Backed Securities Program), Series A, 7.625% due 10/01/2023 (e)                   2,452
AAA      NR*         170     Series B, 7.75% due 3/01/2024 (f)                                                             180
---------------------------------------------------------------------------------------------------------------------------------
BBB+     NR*       2,305   Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste Facility Revenue
                           Refunding Bonds (Ogden Martin System Inc. Project), 7.625% due 1/01/2010                      2,471
---------------------------------------------------------------------------------------------------------------------------------
A        NR*       1,385   Torrance, California, Hospital Revenue Refunding Bonds (Little Company of Mary Hospital),
                           6.875% due 7/01/2015                                                                          1,502
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico -- 2.0%
---------------------------------------------------------------------------------------------------------------------------------
                           Puerto Rico Electric Power Authority, Power Revenue Bonds:
BBB+     Baa1      1,000     Refunding, Series U, 6% due 7/01/2014                                                       1,056
AAA      Aaa         500     Series AA, 6% due 7/01/2006 (d)                                                               552
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost -- $74,958) -- 98.3%                                                                            80,236
Other Assets Less Liabilities -- 1.7%                                                                                    1,352
                                                                                                                       -------
Net Assets -- 100.0%                                                                                                   $81,588
                                                                                                                       =======
---------------------------------------------------------------------------------------------------------------------------------

(a)  AMBAC Insured.
(b)  FGIC Insured.
(c)  Escrowed to Maturity.
(d)  MBIA Insured.
(e)  GNMA Collateralized.
(f)  GNMA/FNMA Collateralized.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(i)  Prerefunded.
(j)  FHLMC Collateralized.
*    Not Rated.
+    Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.

Taurus MuniCalifornia Holdings, Inc.                            October 31, 1997

FINANCIAL INFORMATION


---------------------------------------------------------------------------------------------------------------------------
Statement of Assets, Liabilities and Capital as of October 31, 1997
---------------------------------------------------------------------------------------------------------------------------
Assets:              Investments, at value (identified cost--$74,958,074) (Note 1a)...                         $ 80,235,695
                     Cash.............................................................                               66,550
                     Interest receivable..............................................                            1,465,579
                     Prepaid expenses and other assets................................                                5,999
                                                                                                               ------------
                     Total assets.....................................................                           81,773,823
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Dividends to shareholders (Note 1e)............................         $   57,537
                       Investment adviser (Note 2)....................................             36,672            94,209
                                                                                               ----------
                     Accrued expenses.................................................                               91,183
                                                                                                               ------------
                     Total liabilities ...............................................                              185,392
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets.......................................................                         $ 81,588,431
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------
Capital:             Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.05 per share (800 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference)                     $ 20,000,000
                       Common Stock, par value $.10 per share (5,175,539 shares issued
                       and outstanding)...............................................         $   517,554
                     Paid-in capital in excess of par.................................          56,531,915
                     Undistributed investment income--net ............................             513,670
                     Accumulated realized capital losses on investments--net (Note 5).          (1,252,329)
                     Unrealized appreciation on investments--net......................           5,277,621
                                                                                               -----------
                     Total--Equivalent to $11.90 net asset value per share of Common Stock
                     (market price--$11.5625).........................................                           61,588,431
                                                                                                               ------------7
                     Total capital....................................................                         $ 81,588,431
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------
                    *Auction Market Preferred Stock.
                     See Notes to Financial Statements.

Taurus MuniCalifornia Holdings, Inc.                            October 31, 1997


---------------------------------------------------------------------------------------------------------------------------
Statement of Operations
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               For the
                                                                                                              Year Ended
                                                                                                           October 31, 1997
---------------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned.........                          $ 4,743,979
(Note 1d):
---------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2)................................         $ 403,387
                     Professional fees................................................            80,599
                     Accounting services (Note 2).....................................            77,487
                     Commission fees (Note 4).........................................            50,544
                     Transfer agent fees..............................................            36,298
                     Printing and shareholder reports.................................            28,933
                     Directors' fees and expenses.....................................            19,595
                     Listing fees.....................................................            16,295
                     Custodian fees...................................................             8,434
                     Pricing fees.....................................................             6,586
                     Other............................................................            13,431
                                                                                               ---------

                     Total expenses ..................................................                              741,589
                                                                                                                -----------
                     Investment income--net...........................................                            4,002,390
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ...............................                              587,179
Unrealized           Change in unrealized appreciation on investments--net ...........                            1,250,409
Gain on                                                                                                         -----------
Investments--Net     Net Increase in Net Assets Resulting from Operations ............                          $ 5,839,978
(Notes 1b, 1d & 3):                                                                                             ===========
---------------------------------------------------------------------------------------------------------------------------
                     See Notes to Financial Statements.

Taurus MuniCalifornia Holdings, Inc.                            October 31, 1997

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     For the Year Ended
                                                                                                         October 31,
                                                                                                -----------------------------
Increase (Decrease) in Net Assets:                                                                 1997             1996
-----------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net..........................................           $ 4,002,390      $ 4,176,355
                     Realized gain on investments--net...............................               587,179        1,315,836
                     Change in unrealized appreciation/depreciation on investments--net           1,250,409         (314,866)
                                                                                                -----------      -----------
                     Net increase in net assets resulting from operations............             5,839,978        5,177,325
                                                                                                -----------      -----------
-----------------------------------------------------------------------------------------------------------------------------
Dividends to         Investment income--net:
Shareholders           Common Stock..................................................            (3,568,374)      (3,457,027)
(Note 1e):             Preferred Stock...............................................              (642,680)        (696,352)
                                                                                                -----------      -----------
                     Net decrease in net assets resulting from dividends to shareholders         (4,211,054)      (4,153,379)
                                                                                                -----------      -----------
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase in net assets....................................             1,628,924        1,023,946
                     Beginning of year...............................................            79,959,507       78,935,561
                                                                                                -----------      -----------
                     End of year*....................................................          $ 81,588,431     $ 79,959,507
                                                                                               ============     ============
-----------------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net.............................         $    513,670     $    722,334
                                                                                               ============     ============
-----------------------------------------------------------------------------------------------------------------------------
                     See Notes to Financial Statements.

Taurus MuniCalifornia Holdings, Inc.                            October 31, 1997

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                             For the Year Ended October 31,
------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                1997        1996        1995        1994        1993
------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year..........     $ 11.59     $ 11.39     $ 10.25     $ 12.51     $ 11.53
Operating                                                             --------    --------    --------    --------    --------
Performance:         Investment income--net......................         .77         .80         .81         .84         .91
                     Realized and unrealized gain (loss) on
                     investments--net............................         .35         .20        1.14       (2.08)       1.13
                                                                     --------    --------    --------    --------    --------
                     Total from investment operations............        1.12        1.00        1.95       (1.24)       2.04
                                                                     --------    --------    --------    --------    --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net....................        (.69)       (.67)       (.66)       (.71)       (.82)
                       Realized gain on investments--net.........          --          --          --        (.20)       (.14)
                                                                     --------    --------    --------    --------    --------
                     Total dividends and distributions to
                     Common Stock shareholders...................        (.69)       (.67)       (.66)       (.91)       (.96)
                                                                     --------    --------    --------    --------    --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to
                       Preferred Stock shareholders:
                         Investment income--net..................        (.12)       (.13)       (.15)       (.09)       (.08)
                         Realized gain on investments--net.......          --          --          --        (.02)       (.02)
                                                                     --------    --------    --------    --------    --------
                     Total effect of Preferred Stock activity....        (.12)       (.13)       (.15)       (.11)       (.10)
                                                                     --------    --------    --------    --------    --------
                     Net asset value, end of year................    $  11.90    $  11.59    $  11.39    $  10.25    $  12.51
                                                                     ========    ========    ========    ========    ========
                     Market price per share, end of year.........    $11.5625    $  10.75    $   9.50    $   9.25    $  13.00
                                                                     ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share.............      14.34%      20.63%      10.03%     (22.57%)     12.52%
Return:*                                                             ========    ========    ========    ========    ========
                     Based on net asset value per share..........       9.14%       8.48%      19.05%     (10.84%)     17.39%
                                                                     ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses....................................        .92%        .88%        .93%        .89%        .94%
Net Assets:**                                                        ========    ========    ========    ========    ========
                     Investment income--net......................       4.96%       5.27%       5.50%       5.49%       5.76%
                                                                     ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end
Data:                of year (in thousands)......................    $ 61,588    $ 59,960    $ 58,936    $ 53,032    $ 64,720
                                                                     ========    ========    ========    ========    ========

                     Preferred Stock outstanding, end of year
                     (in thousands)..............................    $ 20,000    $ 20,000    $ 20,000    $ 20,000    $ 20,000
                                                                     ========    ========    ========    ========    ========

                     Portfolio turnover..........................      69.35%      55.58%     107.20%      87.83%      52.04%
                                                                     ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000...................    $  4,079    $  3,998    $  3,947    $  3,652    $  4,236
                                                                     ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Investment income--net.......................   $    803    $    870    $    944    $    557    $    514
On Preferred Stock                                                   ========    ========    ========    ========    ========
Outstanding:+
------------------------------------------------------------------------------------------------------------------------------

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
** Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Dividends per share have been adjusted to reflect a two-for-one stock split that occured on December 1, 1994.

   See Notes to Financial Statements.

Taurus MuniCalifornia Holdings, Inc.                            October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Taurus MuniCalifornia Holdings, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Taurus MuniCalifornia Holdings, Inc.                            October 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $51,430,796 and $58,256,268, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

--------------------------------------------------------------------------------
                                                    Realized
                                                      Gains          Unrealized
                                                    (Losses)            Gains
--------------------------------------------------------------------------------
Long-term investments ......................        $ 754,469         $5,277,621

Financial futures contracts ................         (167,290)                --
                                                    ---------         ----------

Total ......................................        $ 587,179         $5,277,621
                                                    =========         ==========
--------------------------------------------------------------------------------

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $5,276,756, of which $5,281,241 related to appreciated securities and $4,485 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $74,958,939.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 1997 and October 31, 1996 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1997 was 3.19%.

As of October 31, 1997, there were 800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at the annual rate of one-quarter of 1%, calculated on the proceeds of each auction.

For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned $37,611 as commissions.

5. Capital Loss Carryforward:

At October 31, 1997, the Fund had a capital loss carryforward of approximately $322,000, of which $301,000 expires in 2002 and $21,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On November 20, 1997, the shareholders approved a plan of reorganization whereby MuniYield California Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniYield California Fund, Inc. MuniYield California Fund, Inc. is a registered, non-diversified, closed-end management investment company. Both entities have a similar investment objective and are managed by FAM.

7. Subsequent Event:

On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065686 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.

Taurus MuniCalifornia Holdings, Inc.                            October 31, 1997

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
Taurus MuniCalifornia Holdings, Inc.

We have audited the accompanying statement of assets, liabilities and capital of Taurus MuniCalifornia Holdings, Inc., including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Taurus MuniCalifornia Holdings, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                              /s/ Ernst & Young LLP


Princeton, New Jersey
November 26, 1997

Taurus MuniCalifornia Holdings, Inc.                            October 31, 1997

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by Taurus MuniCalifornia Holdings, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the fund during the year.

Please retain this information for your records.

Taurus MuniCalifornia Holdings, Inc.                            October 31, 1997

OFFICERS AND DIRECTORS

   Officers and Directors

   Arthur Zeikel, President and Director
   Ronald W. Forbes, Director
   Cynthia A. Montgomery, Director
   Charles C. Reilly, Director
   Kevin A. Ryan, Director
   Richard R. West, Director
   Terry K. Glenn, Executive Vice President
   Vincent R. Giordano, Senior Vice President
   Donald C. Burke, Vice President
   Kenneth A. Jacob, Vice President
   Roberto Roffo, Vice President
   Gerald M. Richard, Treasurer
   Patrick D. Sweeney, Secretary

   Custodian

   The Bank of New York
   90 Washington Street
   New York, NY 10286

   Transfer Agents

   Common Stock:
   The Bank of New York
   110 Washington Street
   New York, NY 10286

   Preferred Stock:
   IBJ Schroder Bank & Trust Company
   One State Street
   New York, NY 10004

   NYSE Symbol
   MCF

This report, including the financial information herein, is transmitted to the shareholders of Taurus MuniCalifornia Holdings, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


Taurus MuniCalifornia
Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #11074--10/97


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